UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2006

                       PACIFIC MAGTRON INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

        000-25277                                         88-0353141
(Commission File Number)                    (IRS Employer Identification Number)

1600 California Circle, Milpitas, California                             95035
  (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (408) 956-8888

                                 Not Applicable
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership

Confirmation of Pacific Magron Inc.'s Second Amended Plan of Liquidation and Pacific Magtron (GA), Inc.'s Second Amended Plan of Liquidation

On May 11, 2005, Pacific Magtron International Corp. ("PMIC") and its wholly owned subsidiaries Pacific Magtron, Inc. ("PMI") a California corporation, Pacific Magtron (GA), Inc. ("PMIGA"), a Georgia corporation and Livewarehouse, Inc. ("LW"), a California corporation (collectively the "Debtors"), filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Nevada ("the Court").

On December 23, 2005, PMI and PMIGA filed an Amended Disclosure Statement to Accompany PMI's Second Amended Plan of Liquidation and PMIGA's Second Amended Plan of Liquidation ("the Plan"). On January 30, 2006, the Court entered an order (Docket No. 507) ("Confirmation Order") approving and confirming the Plan. The effective date of the Plan is February 10, 2005 ("the Effective Date"). A copy of the Plan as confirmed by the Court and a copy of the Confirmation Order are attached as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On January 30, 2006, PMIC and LW filed a separate Disclosure Statement to Accompany Third Amended Plans of Reorganization for PMIC and LW ("PMIC & LW Plan"). A copy of the PMIC & LW Plan is attached as an exhibit to a separate Current Report on Form 8-K being filed today. The Court has also authorized PMIC and LW to send the PMIC & LW Plan and ballots to creditors and PMIC's shareholders to vote on the PMIC & LW Plan. The deadline for voting on the PMIC & LW Plan is February 24, 2006 and the hearing on the confirmation of the PMIC & LW Plan is scheduled for March 3, 2006.

The following is a summary of the material features of the Plan. This summary highlights only certain provisions of the Plan and is not a complete description of that document. Therefore, this summary is qualified in its entirety by reference to the full text of the Plan.

Overview

The Plan treats the assets and debts of each of the Debtors as a separate case. PMI and PMIGA will be liquidated and will each pay their own creditors first.

The Plan provided for PMI to disburse the funds in the formerly blocked account at Wells Fargo Bank to Micro Technology Concepts, Inc. ("MTC"), a secured creditor on the Effective Date. However, pursuant to a separate court order, PMI previously distributed theses funds to MTC. The Plan provides that on the Effective Date, PMI will (a) make full payment to its administrative, priority and administrative convenience class creditors, (b) disburse not less than 75% of its remaining available funds to its unsecured, non-priority creditors, and
(c) pay the balance of its funds to the trustee of the PMI Creditor Trust.

On the Effective Date, PMIGA will (a) make full payment to its administrative creditors, (b) disburse not less than 75% of its available funds to its unsecured, non-priority creditors, and (c) pay the balance of its funds to the trustee of the PMIGA Creditor Trust.

Classification and Treatment of Claims and Interests

1. Class 1 (Priority Claims of PMI) is to be paid in full from the assets of PMI on Effective Date. These claims consist of pre-petition employee wage and commission claims payroll taxes and employee benefits (health insurance and 401(k) contributions). Pursuant to the Court's prior orders, these claims have been already paid.

2. Class 2 (Administrative Convenience Class of PMI) is to be paid in full from the assets of PMI on the Effective Date. These claims are those of pre-petition unsecured creditors of PMI whose claims are $100 or less or who agree to reduce their claim to $100. Most of these claims are for rebates promised by PMI to retail customers of PMI's wholesale customers. The total amount of these claims is approximately $42,000.

3. Class 3A (unsecured creditors of PMI including the unsecured portion of the claim of MTC, estimated at $70,000) is to be paid from the liquidation of the assets of PMI. On the Effective Date, PMI will make a partial distribution of not less than 75% of the cash assets of the PMI to holders of undisputed, allowed claims in this class. PMI will reserve funds for disputed claims and administrative expenses.

4. Class 3B consists of the unsecured claim of LW. Pursuant to the settlement agreement with MTC, it was agreed that LW has a $389,644 claim against PMI and such claim is unsecured, on the Effective Date, PMI will transfer its physical assets consisting of miscellaneous computers, desks, chairs, office equipment, warehouse racks and equipment to LW for a $15,000 credit which will be deducted from the payment to LW. LW will share pro rata with Class 3A after taking into account the credit for the transfer of the physical assets.

5. Class 4 (secured creditor) consists solely of MTC. Pursuant to the settlement agreement with MTC, MTC's pre-petition claim against PMI is set at $679,846.75. MTC has no lien and has no claim against PMIC, PMIGA and LW. MTC was partially secured by (a) a lien on PMI's cash, inventory, equipment and accounts receivable and their proceeds, and (b) a lien on PMI's bank accounts. Pursuant to Court order, the inventory and accounts receivable of PMI have been abandoned to MTC. Pursuant to the settlement agreement with MTC, the liquidation value of the inventory and the accounts receivable is set at $200,000. In addition, MTC is secured by a lien on PMI's bank accounts (including the blocked account at Wells Fargo Bank) and the "pre-building sale" account at Union Bank, neither of which accounts hold proceeds from the sale of PMI's building or the proceeds of avoidance actions. After the sale of PMI's building in November 2005, MTC had a first lien on the bank accounts. A total of $121,537.72 from these accounts has been paid to MTC. Pursuant to the settlement agreement with MTC, it was agreed that PMI has a $524,317 claim against PMIGA and such claim was subject to MTC's security interest. It is expected there will be a 20-25% dividend from PMIGA to its creditors. This should result in a payment to MTC of approximately $115,000. MTC is also to receive a refund from PMI's workers compensation insurer in the approximate amount of $25,500. Thus, MTC should receive approximately $465,000 on its collateral and have an unsecured claim of approximately $214,000. Pursuant to the settlement agreement with MTC, MTC will reduce its unsecured claim by $150,000. It is estimated MTC will have an unsecured claim of approximately $70,000. Any such balance owed will be treated as a Class 3 claim.

6. Class 5 (unsecured creditors of PMIGA) is to be paid from PMIGA's funds after reducing for administrative expenses. On the Effective Date, PMIGA will first, pay in full for claims of any government creditors. Then, PMIGA will make partial distribution of not less than 75% of the cash assets of the PMIGA to holders of undisputed, allowed claims in this class. Pursuant to the settlement agreement with MTC, it was agreed that PMI has a $524,317 claim against PMIGA and such claim was subject to MTC's security interest. Funds will be reserved for disputed claims and administrative expenses.

7. Class 6 (PMIC, the sole shareholder of PMI) shall retain nothing.

8. Class 7 (PMI, the sole shareholder of PMIGA) shall retain nothing.

In the case of any disputed claims, any undisputed portion of an Allowed Claim will be paid in accordance with the terms of the Plan. The funds to pay the balance of the disputed claims will be held in an interest-bearing account until the Court determines the allowed amount of such claims as provided in the Plan. Those creditors alleged to have received preferences or other avoidable transfers would receive no distributions under the Plan pending the disposition of any corresponding avoidance actions filed or to be filed by or on behalf of PMI and/or PMIGA. An amount representing each such creditor's pro rata share of its claim will be in escrow pending the outcome of such litigation and any corresponding disallowance or adjustments to the amount of such claims.

On the Effective Date, the remaining balances of the assets of PMI and PMIGA will be delivered to the PMI Creditor Trust and PMIGA Creditor Trust, respectively.

The Debtors have claims against its former executives. The claims will be litigated by Advanced Communications Technologies, Inc. ("ACT"), a 61.56% shareholders of PMIC, for the benefit of the creditors of PMI and PMIGA. ACT will be entitled to recover the legal fees and costs it expends in this litigation but only out of the funds actually recovered. In the event the PMI and PMIGA Creditor Trusts have sufficient recoveries to pay creditors in full from their assets, any excess funds would be paid to the appropriate shareholders of PMI and/or PMIGA.

The following information as to the assets and liabilities of PMI, PMIGA, LW and PMIC as of December 31, 2005 are unaudited:

                                    PMI              PMIGA               LW              PMIC
ASSETS

Cash - unrestricted            $  1,351,105      $    158,473      $     30,909     $        230
Refund receivable for
  overpayment of expenses            25,989                --                --               --
Federal corporation
  income tax refund                      --                --                --           73,485
Post petition receivable
  from PMIGA                          9,193                --                --               --
Post petition receivable
  from LW                             7,270                --                --               --
Post petition receivable
  from PMIC                          13,546             2,652             1,220               --
Pre petition receivable
  from PMIGA, less
  estimated uncollectible
  amount of $419,500                104,817                --                --               --
Pre petition receivable
  from PMI, less
  estimated uncollectible
  amount of $214,300                     --                --           175,344               --
                               ------------      ------------      ------------     ------------
Total current assets              1,511,920           161,125           207,473           73,715

Property and equipment               15,000                --                --               --
                               ------------      ------------      ------------     ------------
Total assets                   $  1,526,920      $    161,125      $    207,473     $     73,715
                               ============      ============      ============     ============

LIABILITIES

Post-Petition
Accounts payable and
  accrued liabilities          $     40,480      $        500      $        250     $     18,796
Payable to PMI                           --             9,193             7,270           13,546
Payable to PMIGA                     29,137                --                --            2,652
Payable to LW                            --                --                --            1,220
                               ------------      ------------      ------------     ------------
Total Post-Petition
  Liabilities                        69,617             9,693             7,520           36,214
                               ------------      ------------      ------------     ------------
Pre-Petition
Secured claim                       204,159                --                --               --
Priority unsecured claims               932             1,417            15,000           10,000
General unsecured claims          2,272,356           662,669             1,347          175,898
                               ------------      ------------      ------------     ------------
Total Pre-Petition
  Liabilities                     2,477,447           664,086            16,347          185,898
                               ------------      ------------      ------------     ------------
Total liabilities                 2,547,064           673,779            23,867          222,112
                               ------------      ------------      ------------     ------------
Total assets exceed
  (less than) total
  liabilities                  ($ 1,020,144)     ($   512,654)     $    183,606     ($   148,397)
                               ============      ============      ============     ============

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.       Description of Exhibit
-----------       ----------------------

2.1 Amended Disclosure Statement to Accompany Pacific Magtron, Inc.'s Second Amended Plan of Liquidation and Pacific Magtron
                  (GA), Inc.'s Second Amended Plan of Liquidation

2.2 Order Confirming Pacific Magtron, Inc.'s Second Amended Plan of Liquidation and Pacific Magtron (GA), Inc.'s Second Amended Plan of Liquidation.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PACIFIC MAGTRON INTERNATIONAL CORP.,
                                        A Nevada Corporation

Date: February 3, 2006


                                        By /s/ Martin Nielson
                                           -------------------------------------
                                           Martin Nielson
                                           President and Chief Executive Officer